UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): February 4, 2005
                                                       (January 31, 2005)


                                Friedman's Inc.
            (Exact Name of Registrant as Specified in its Charter)


           Delaware                    0-22356              58-20583
 (State or Other Jurisdiction      (Commission File       (IRS Employer
       of Incorporation)               Number)            Identification No.)


                            171 Crossroads Parkway
                            Savannah, Georgia 31422
                   (Address of Principal Executive Offices)


                                (912) 233-9333
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

As previously announced on January 24, 2005, Friedman's Inc. ("Friedman's" or the "Company") received a commitment for up to $150 million in debtor-in-possession ("DIP") financing from a group of lenders led by Citicorp USA, Inc. ("Citicorp USA") and arranged by Citigroup Global Markets, Inc., and received interim court approval permitting the Company to borrow up to $40 million of the DIP financing (the "Interim Financing").

On January 31, 2005, Friedman's, a debtor and debtor in possession under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") and its wholly-owned subsidiaries, FI Stores Limited Partnership, Friedman's Management Corp., Friedman's Florida Partnership, Friedman's Holding Corp., FCJV Holding Corp., Friedman's Investments LLC and Friedman's Beneficiary Inc., each a debtor and debtor in possession (collectively, the "Subsidiary Guarantors"), entered into a Secured Super-Priority Debtor In Possession Revolving Credit Agreement (the "DIP Financing Facility") with the lenders and issuers party to thereto, and Citicorp USA as Administrative Agent. Availability under the DIP Financing Facility is subject to the satisfaction of a borrowing base.

As previously announced in a press release on January 31, 2005 (the "January 31 Press Release"), Friedman's had used less than $13 million of the Interim Financing under the DIP Financing Facility to prepay the Company's prepetition revolving credit facility in full. The balance of the Interim Financing under the DIP Financing Facility is currently available to purchase inventory and for other general corporate purposes, subject to conditions set forth in the interim order of the Bankruptcy Court and the satisfaction of a borrowing base. Borrowings under the DIP Financing Facility in excess of $40 million (the "Incremental Financing") will become available to Friedman's upon, among other things, fulfillment of customary conditions, completion of satisfactory diligence review by the lenders, satisfaction of a borrowing base, and the final approval of the DIP Financing Facility by the Bankruptcy Court. The text of the January 31 Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K.

To the extent that (i) the lenders under the DIP Financing Facility have satisfactorily completed due diligence, (ii) the full $150 million under the DIP Financing Facility is approved by the Bankruptcy Court at the final hearing relating to the DIP Financing Facility, and (iii) all other conditions to the Incremental Facility under the DIP Financing Facility are met, the Company has agreed to use the Incremental Financing to repay principal, interest and reasonable fees under its prepetition term loan facility, to fund certain payments to vendors under its prepetition secured trade credit program, to purchase additional inventory, and for other general corporate purposes. If, among other things, the foregoing requirements are not met or waived prior to April 30, 2005, the total commitments by the lenders under the DIP Financing Facility will be reduced to the amount of the Interim Financing.

The DIP Financing Facility is subject to periodic interest payments, commitment fees and various other fees. The DIP Financing Facility contains various covenants, including among other things, meeting certain financial tests and limitations with respect to capital expenditures. In addition, under the DIP Financing facility the Company is required to provide certified annual and monthly consolidated financial statements, certified periodic collateral reports, annual business plans, weekly statements of cash flows and weekly borrowing base determinations. The Company is also subject to customary covenants regarding the incurrence of additional indebtedness and liens, permitted investments, the sale and disposition of assets, affiliate transactions and the incurrence of certain claims and expenses. Under the DIP Financing Facility, the Company and its subsidiaries are subject to customary defaults, including, among other things, payment defaults, the failure to meet financial tests, material inaccuracies of representations and warranties, breach of covenants, and cross-defaults to other post-petition indebtedness.
The DIP Financing Facility also contains other customary default provisions in connection with DIP financing, including at any time on or after April 30, 2005, the unsatisfactory conclusion of due diligence by Citicorp USA.

The Company and the Subsidiary Guarantors each guarantee the loans and obligations under the DIP Financing Facility, and secure such guarantees and obligations with a security interest in the property of the Company and such Subsidiary Guarantors. Within ten business days of the closing of the Incremental Financing, two of the Company's other subsidiaries, Cougar Reinsurance Company Ltd. and FCJV, L.P. (to the extent that it has assets), shall each deliver, among other things, guarantees of the obligations of Company's obligations under the DIP Financing Facility.

The foregoing descriptions are qualified in their entirety by reference to the DIP Financing Facility, a copy of which is included with this Current Report on Form 8-K as Exhibit 10.1.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K, regarding the DIP Financing Facility, is incorporated by reference into this
Item 2.03.


Item 9.01.     Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as part of this report:

Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Secured Super-Priority Debtor In Possession Revolving Credit Agreement, dated as of January 31, 2005, by and among Friedman's Inc., and certain of its subsidiaries party thereto, and the lenders and issuers parties thereto, and Citicorp USA, Inc., as Administrative Agent

Exhibit 99.1          Press release dated January 31, 2005


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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRIEDMAN'S INC.


Date: February 4, 2005                      By: /s/ Ken Maher
                                                ------------------------------
                                                Ken Maher
                                                Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Secured Super-Priority Debtor In Possession Revolving Credit Agreement, dated as of January 31, 2005, by and among Friedman's Inc., and certain of its subsidiaries party thereto, and the lenders and issuers parties thereto, and Citicorp USA, Inc., as Administrative Agent

Exhibit 99.1          Press release dated January 31, 2005